<FILENAME> a2094658zn-30d.txt


PIONEER
INTERNATIONAL
EQUITY
FUND

SEMIANNUAL
REPORT
9/30/02


[PIONER INVESTMENTS(R) LOGO]

 TABLE OF CONTENTS

 Letter from the President                                             1

 Portfolio Summary                                                     2

 Performance Update                                                    3

 Portfolio Management Discussion                                       6

 Schedule of Investments                                               9

 Financial Statements                                                 15

 Notes to Financial Statements                                        21

 Trustees, Officers and Service Providers                             27

 Retirement Plans from Pioneer                                        28

   PIONEER INTERNATIONAL EQUITY FUND

   LETTER FROM THE PRESIDENT 9/30/02

   DEAR SHAREOWNERS,

   It has been more than a year since our nation suffered the most damaging physical and psychological blows that most of us can remember. Since those sobering events, a weak economy and widespread revelations of corporate misgovernance have made it impossible for the equity markets to find solid footing. On the other hand, many sectors of the bond market delivered solid performance in the past year, as interest rates fell and investors sought to reduce portfolio risk.

   Just a few years ago investors were swept up by the excitement of a powerful bull market, plunging into stocks of untried companies and driving prices of even seasoned corporations beyond any reasonable measure of value. Now we are working our way through a stubborn bear market that, like most of its predecessors, is feeding on fear and uncertainty. In other words we have swung from one extreme to the other.

   Markets often swing between excesses of fear and greed. And when fear predominates, as it does today, our portfolio managers and research analysts seize the opportunity, intensifying efforts to find the best values among stocks and bonds whose valuations have fallen to attractive levels.

   In our opinion, the economic future was never as bright as it was painted a few years ago. Nor do we believe that today's outlook is as grim as volatile markets seem to suggest.

   YEAR-END - THE LOGICAL TIME FOR A REVIEW

   Our conviction that the U.S. economy will eventually recover is based on decades of successful investment experience through several wars and economic cycles. That record of success is the sum of thousands of day-in and day-out decisions, as our investment professionals constantly reassess each holding in our funds, making changes in response to shifting business and market realities.

   The approaching year-end is an ideal time for you to do the same thing. For that purpose, there is no substitute for the guidance of a qualified financial professional. Together, you and your financial advisor can review the way your portfolio is allocated among stocks, bonds and short-term commitments. You can also reevaluate your retirement and college funding programs in light of your current needs and circumstances. And you can take the opportunity to learn more about the expanding roster of investment choices and retirement programs available from Pioneer.

   All of us at Pioneer thank you for your continued business.

   Respectfully,

   /s/Daniel T. Geraci

   Daniel T. Geraci
   Pioneer Investment Management, Inc.

   PIONEER INTERNATIONAL EQUITY FUND

   PORTFOLIO SUMMARY 9/30/02

   [CHART]

 PORTFOLIO DIVERSIFICATION
 (As a percentage of total investment portfolio)

  International Common Stocks                   95%
  Temporary Cash Investment                      2%
  International Preferred Stocks                 2%
  Depositary Receipts for International Stocks   1%

[CHART]

  GEOGRAPHICAL DISTRIBUTION
  (As a percentage of equity holdings)

United Kingdom            23%
Japan                     20%
France                     9%
Germany                    9%
Switzerland                8%
Netherlands                8%
Italy                      7%
Australia                  4%
Finland                    3%
Spain                      2%
South Korea                2%
Hong Kong                  2%
Singapore                  1%
Ireland                    1%
Taiwan                     1%

   10 LARGEST HOLDINGS
   (As a percentage of equity holdings)

 1. Nokia Oyj                      3.44%
 2. Shell Transport & Trading Co.  2.75
 3. ENI S.p.A.                     2.73
 4. Nestle SA (Registered Shares)  2.60
 5. E.On AG                        2.35
 6. British American Tobacco Plc   2.19%
 7. UBS AG                         2.16
 8. Nomura Securities Co., Ltd.    2.14
 9. Vodafone Group Plc             2.09
10. Tesco Plc                      2.06

   PIONEER INTERNATIONAL EQUITY FUND

   PERFORMANCE UPDATE 9/30/02                                   CLASS A SHARES

   SHARE PRICES AND DISTRIBUTIONS

 NET ASSET VALUE
 PER SHARE                    9/30/02         3/31/02
                              $11.97          $15.94

 DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
 (3/31/02-9/30/02)            DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                                  -               -               -

   INVESTMENT RETURNS

   The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer International Equity Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) EAFE Index.


   AVERAGE ANNUAL TOTAL RETURNS
   (As of September 30, 2002)

              NET ASSET    PUBLIC OFFERING
PERIOD          VALUE          PRICE*
Life-of-Class   -2.44%         -3.41%
(10/31/96)
5 Years         -7.22          -8.31
1 Year         -16.94         -21.71

[CHART]

GROWTH OF $10,000

              PIONEER INTERNATIONAL
                       EQUITY FUND*   MSCI EAFE INDEX
   10/96                     $9,425           $10,000
    9/97                    $10,488           $10,103
                            $12,728           $11,982
    9/99                    $11,797           $12,705
                            $17,542           $15,895
    9/01                    $11,410           $11,785
                            $10,841           $10,833
    9/02                     $8,141            $8,474


* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

   The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged, capitalization-weighted measure of 21 international stock markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

   Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

   PIONEER INTERNATIONAL EQUITY FUND

   PERFORMANCE UPDATE 9/30/02                                     CLASS B SHARES

   SHARE PRICES AND DISTRIBUTIONS

 NET ASSET VALUE
 PER SHARE                    9/30/02         3/31/02
                              $11.35          $15.19

 DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
 (3/31/02-9/30/02)            DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                                  -               -               -

   INVESTMENT RETURNS

   The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer International Equity Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) EAFE Index.

   AVERAGE ANNUAL TOTAL RETURNS
  (As of September 30, 2002)

                 IF         IF
PERIOD          HELD     REDEEMED*
Life-of-Class  -3.35%     -3.50%
(10/31/96)
5 Years        -8.03      -8.21
1 Year        -17.70     -20.98

[CHART]

GROWTH OF $10,000

                 PIONEER INTERNATIONAL
                          EQUITY FUND*   MSCI EAFE INDEX
    10/96                      $10,000           $10,000
     9/97                      $11,060           $10,103
                               $13,300           $11,982
     9/99                      $12,205           $12,705
                               $18,001           $15,895
     9/01                      $11,615           $11,785
                               $10,941           $10,833
     9/02                       $8,099            $8,474


*  Reflects deduction of the maximum applicable contingent deferred sales charge
   (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

   The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged, capitalization-weighted measure of 21 international stock markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

   Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

   PIONEER INTERNATIONAL EQUITY FUND
   PERFORMANCE UPDATE 9/30/02                                     CLASS C SHARES

   SHARE PRICES AND DISTRIBUTIONS

 NET ASSET VALUE
 PER SHARE                    9/30/02         3/31/02
                              $11.26          $15.10



 DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
 (3/31/02-9/30/02)            DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                                  -               -               -

   INVESTMENT RETURNS

   The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer International Equity Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) EAFE Index.

   AVERAGE ANNUAL TOTAL RETURNS
  (As of September 30, 2002)

               NET ASSET   PUBLIC OFFERING
                 VALUE        PRICE/CDSC*
Life-Of-Class    -3.48%        -3.64%
10/31/96
5 Years          -8.21         -8.39
1 Year          -18.11        -18.94

[CHART]

GROWTH OF $10,000

                 PIONEER INTERNATIONAL
                          EQUITY FUND*   MSCI EAFE INDEX
    10/96                       $9,900           $10,000
     9/97                      $10,970           $10,103
                               $13,181           $11,982
     9/99                      $12,097           $12,705
                               $17,809           $15,895
     9/01                      $11,486           $11,785
                               $10,769           $10,833
     9/02                       $8,030            $8,474

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to shares sold within one year of purchase.

   The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged, capitalization-weighted measure of 21 international stock markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

   Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

   PIONEER INTERNATIONAL EQUITY FUND

   PORTFOLIO MANAGEMENT DISCUSSION 9/30/02

   The six months ended September 30, 2002, started out cheerful enough - with signs of improving economic fundamentals in many parts of the globe fueling expectations of a recovery in the second half of 2002. In particular, Japan's outlook looked more positive and the U.S. economy, which is critical to jumpstarting growth in foreign markets, seemed poised to recover. However, market psychology turned negative over the summer, as improprieties at several high-profile U.S. companies, declining earnings growth and the risk of renewed hostilities in the Middle East undermined investor confidence.

   Following is an interview with your Fund's portfolio manager, Stefano Pregnolato, providing a detailed account of the factors and events that influenced your Fund's performance over the last six months.

   Q: THE INTERNATIONAL MARKETS SEEM UNABLE TO BUILD UP POSITIVE MOMENTUM. TO
      WHAT DO YOU ATTRIBUTE THIS MALAISE?

   A: The global markets have been under siege for nearly two and a half years, eliminating excess capacity brought on by the high growth in the late 1990s. While there have been pockets of positive performance during this time, the world's stock markets are retreating to lower price levels that, in theory, reflect investors' expectations for growth going forward. By September 30, the mid-point of your Fund's fiscal year, stock prices had fallen to levels last seen during the decline following September 11.

      By all measures we are in a bear market. However, at some point, we believe that investors will begin to recognize that the correction in stock prices is creating attractive investment opportunities. We are taking advantage of the current market to select bargain-priced stocks, which, in the long run, have the potential to appreciate as prices begin to reflect what we believe are their realistic growth targets. First, however, investors need to reestablish confidence in the future. We expect international markets will begin to rally as earnings growth improves.

   Q: HOW DID THE FUND PERFORM IN THIS DOWNWARD SPIRALING MARKET?

   A: Except for the short-lived momentum last spring, foreign markets fell sharply for the six months ended September 30, 2002 - with most of the decline coming in the final three months. In fact, the third quarter of 2002 ranked as one of the worst performing quarters in the last 40 years. While the Fund does not invest in U.S. stocks, the increasing linkage of the world economies has meant that where the United States leads, the rest of the world will likely follow. So as U.S. growth has stalled, so too has that of foreign economies.

      For the first half of its fiscal year, the Fund's Class A shares delivered a total return at net asset value of -24.91% versus -21.04% return for the MSCI EAFE Index. The performance of Class B and C Shares reflects a similar trend. We attribute the Fund's underperformance relative to its benchmark to its lower exposure to Japan, which outperformed other foreign markets during the reporting period. Also, in Europe, not only did our decision to limit investments in capital goods prove disappointing, but also two of the portfolio's holdings in that sector struggled. ABB (Switzerland), which is embroiled in asbestos-related lawsuits, was sold once the threat of litigation became clear, but not before the stock's price encountered selling pressure. Siemens (Germany) remains a sound company, but its stock fell in response to concerns about its power generation business and how its subsidiary Infinion, a semiconductor company, will weather the correction in technology-related industries.

   Q: RELATIVELY SPEAKING, WHICH OF THE FUND'S SECTORS HELD UP BETTER IN THE
      MARKET'S DECLINE?

   A: There was no place to hide and all the major sectors of the world economy posted negative performance for the six months ended September 30, 2002. Our decision to emphasize energy stocks was a plus, since it was one of the better relative performers. Prices have remained high as oil refiners and producers have built up their inventories in response to the uncertainty surrounding the threat of war in the Mideast. ENI (Italy) and British Gas (United Kingdom), which also has exposure to the natural gas market, have benefited in this environment. Information technology holdings, including world-class communications equipment manufacturer Nokia (Finland) and semiconductor producer Samsung (South Korea) performed relatively well but are in sectors that will likely bump along until business spending accelerates. We could not resist the bargain prices and actually added to positions during the reporting period. In the telecommunications sector, wireless service provider Vodafone (United Kingdom) and fixed-line operator Korea Telecom (South Korea) are premier companies that we believe will emerge from this correction in a strong position to capture market share.

   Q: HAS THE RECENT WEAKNESS OF THE U.S. DOLLAR BEEN POSITIVE FOR THE FUND?

   A: Yes. The U.S. dollar began falling last February, which is a positive, and bottomed in July versus such benchmark currencies as the euro and the yen. When the Fund's gains or losses in more expensive foreign currencies are translated back into a weaker U.S. dollar, the dollar-based returns become more favorable.

   Q: DID YOU POSITION THE PORTFOLIO MORE DEFENSIVELY OVER THE SIX MONTHS?

   A: With the global recovery taking longer to materialize, we did take steps to position the Fund a bit more defensively. But, this becomes quite difficult when the financial markets have been depressed across so many sectors for many months. However, we will sell a stock when a company experiences an unforeseen circumstance, or a catalyst, that suddenly sours our outlook. This was the case with ABB. We reinvested the sale proceeds in Unilever (Netherlands), which produces household products.

   Q: SO YOU SEE THE COMING MONTHS AS A TRANSITION TO BETTER DAYS?

   A: Yes, and we've invested accordingly. While the majority of the portfolio's assets are invested defensively to provide a conservative foundation, the remaining assets are invested more opportunistically to help the Fund take advantage of the market's eventual recovery. We're paying close attention to the benchmark, buying international stocks when they are cheap and patiently waiting for them to bloom when the thaw emerges. We believe whole-heartedly in the companies comprising your portfolio and are willing to wait until the market psychology turns around.

PIONEER INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS 9/30/02 (UNAUDITED)

SHARES                                                                          VALUE
                    PREFERRED STOCKS - 1.7%
                    AUTOMOBILES & COMPONENTS - 1.0%
                    AUTOMOBILE MANUFACTURERS - 1.0%
          485       Porsche AG Designs *                                   $  196,434
                                                                           ----------
                    TOTAL AUTOMOBILES & COMPONENTS                         $  196,434
                                                                           ----------
                    MEDIA - 0.7%
                    PUBLISHING - 0.7%
       30,000       News Corp., Ltd.                                       $  122,686
                                                                           ----------
                    TOTAL MEDIA                                            $  122,686
                                                                           ----------
                    TOTAL PREFERRED STOCKS
                    (Cost $416,268)                                        $  319,120
                                                                           ----------
                    COMMON STOCKS - 96.0%
                    ENERGY - 9.0%
                    INTEGRATED OIL & GAS - 9.0%
       80,000       BG Group Plc                                           $  315,246
       55,000       BP Amoco Plc                                              365,249
       37,000       ENI S.p.A.                                                503,665
       86,500       Shell Transport & Trading Co.                             506,537
                                                                           ----------
                    TOTAL ENERGY                                           $1,690,697
                                                                           ----------
                    MATERIALS - 5.6%
                    ALUMINUM - 0.4%
        3,000       Pechiney SA                                            $   79,720
                                                                           ----------
                    DIVERSIFIED CHEMICALS - 2.5%
        9,000       Akzo Nobel                                             $  289,835
       45,000       WMC Ltd.                                                  173,276
                                                                           ----------
                                                                           $  463,111
                                                                           ----------
                    DIVERSIFIED METALS & MINING - 1.5%
       18,000       Rio Tinto Plc                                          $  287,678
                                                                           ----------
                    STEEL - 1.2%
       45,000       Broken Hill Proprietary Co., Ltd.                      $  221,178
                                                                           ----------
                    TOTAL MATERIALS                                        $1,051,687
                                                                           ----------
                    CAPITAL GOODS - 2.0%
                    AEROSPACE & DEFENSE - 0.9%
        9,000       European Aeronautic Defence                             $  95,575
        2,500       Thales SA                                                  66,803
                                                                           ----------
                                                                            $ 162,378
                                                                           ----------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                          VALUE
                    CONSTUCTION & ENGINEERING - 0.7%
        5,800       Compagnie de Saint Gobain *                            $  127,998
                                                                           ----------
                    INDUSTRIAL CONGLOMERATES - 0.4%
      100,000       Pirelli S.p.A.                                         $   84,461
                                                                           ----------
                    TOTAL CAPITAL GOODS                                    $  374,837
                                                                           ----------
                    COMMERCIAL SERVICES & SUPPLIES - 1.8%
                    DIVERSIFIED COMMERCIAL SERVICES - 0.3%
       30,000       Hays Plc                                               $   54,046
                                                                           ----------
                    OFFICE SERVICES & SUPPLIES - 1.5%
        9,000       Canon, Inc.                                            $  294,173
                                                                           ----------
                    TOTAL COMMERCIAL SERVICES & SUPPLIES                   $  348,219
                                                                           ----------
                    TRANSPORTATION - 2.6%
                    AIRLINES - 0.9%
       30,000       Ryanair Holdings Plc *                                 $  166,258
                                                                           ----------
                    RAILROADS - 1.7%
           71       East Japan Railway Co.                                 $  331,195
                                                                           ----------
                    TOTAL TRANSPORTATION                                   $  497,453
                                                                           ----------
                    AUTOMOBILES & COMPONENTS - 1.4%
                    AUTOMOBILE MANUFACTURERS - 1.4%
        3,000       Renault SA                                             $  129,181
        5,500       Toyota Motor Co.                                          141,379
                                                                           ----------
                    TOTAL AUTOMOBILES & COMPONENTS                         $  270,560
                                                                           ----------
                    CONSUMER DURABLES & APPAREL - 1.8%
                    HOUSEWARES & SPECIALTIES - 1.8%
        8,000       Sony Corp.                                             $  335,729
                                                                           ----------
                    TOTAL CONSUMER DURABLES & APPAREL                      $  335,729
                                                                           ----------
                    MEDIA - 2.5%
                    PUBLISHING - 2.5%
       28,000       Reed Elsevier Plc                                      $  239,135
       10,000       VNU NV                                                    232,244
                                                                           ----------
                                                                           $  471,379
                                                                           ----------
                    TOTAL MEDIA                                            $  471,379
                                                                           ----------
                    RETAILING - 0.9%
       16,300       Marui Co., Ltd. *                                      $  176,567
                                                                           ----------
                    TOTAL RETAILING                                        $  176,567
                                                                           ----------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                          VALUE
                    FOOD & DRUG RETAILING - 5.7%
                    FOOD RETAIL - 5.7%
        6,000       Koninklijke Ahold NV                                   $   71,066
        2,200       Nestle SA (Registered Shares)                             479,978
      120,000       Tesco Plc                                                 380,085
        2,312       Unilever NV-CVA                                           136,806
                                                                           ----------
                    TOTAL FOOD & DRUG RETAILING                            $1,067,935
                                                                           ----------
                    FOOD BEVERAGE & TOBACCO - 4.9%
                    DISTILLERS & VINTNERS - 2.8%
       90,000       Foster's Group Ltd.                                    $  225,332
        8,000       LVMH Moet Hennessy Louis Vuitton SA                       291,614
                                                                           ----------
                                                                           $  516,946
                                                                           ----------
                    TOBACCO - 2.1%
       40,000       British American Tobacco Plc                           $  402,850
                                                                           ----------
                    TOTAL FOOD BEVERAGE & TOBACCO                          $  919,796
                                                                           ----------
                    HEALTH CARE EQUIPMENT & SUPPLIES - 0.7%
                    HEALTH CARE EQUIPMENT - 0.5%
        2,492       Gehe AG                                                $  102,285
                                                                           ----------
                    HEALTH CARE EQUIPMENT & SERVICES - 0.2%
        2,236       Gen-Probe Inc. *                                       $   33,037
                                                                           ----------
                    TOTAL HEALTH CARE EQUIPMENT & SUPPLIES                 $  135,322
                                                                           ----------
                    PHARMACEUTICALS & BIOTECHNOLOGY - 9.7%
                    PHARMACEUTICALS - 9.7%
        5,300       AstraZeneca Plc                                        $  158,926
        2,860       Aventis SA                                                149,738
        7,001       Aventis SA                                                369,311
       23,054       Chugai Pharmaceuticals *                                  195,012
       14,000       GlaxoSmithKline Plc                                       267,488
        8,000       Novartis AG                                               315,740
        3,531       Schering AG                                               168,998
        1,000       Syngenta AG                                                54,475
       18,000       Tanabe Seiyaku Co., Ltd.                                  143,095
                                                                           ----------
                                                                           $1,822,783
                                                                           ----------
                    TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                  $1,822,783
                                                                           ----------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                          VALUE
                    BANKS - 12.9%
       10,000       Banco Popolare di Verona Scrl *                        $  114,393
       35,000       Banco Santander Central Hispano SA                        178,752
       40,000       Barclays Plc                                              224,817
       10,000       BNP Paribas SA                                            325,793
       12,940       CS Group *                                                253,382
       40,000       Development Bank of Singapore Ltd.                        252,039
      111,000       IntesaBCI                                                 184,763
           40       Mitsubishi Tokyo Financial Group, Inc.                    295,323
       30,000       Standard Chartered Plc                                    308,731
       52,000       Sumitomo Bank Ltd. *                                      292,104
                                                                           ----------
                    TOTAL BANKS                                            $2,430,097
                                                                           ----------
                    DIVERSIFIED FINANCIALS - 7.0%
                    DIVERSIFIED FINANCIAL SERVICES - 7.0%
       15,000       Fortis NV                                              $  208,930
       12,000       ING Groep NV                                              166,077
       30,000       Nomura Securites Co., Ltd.                                394,202
       40,000       Swire Pacific Ltd.                                        157,961
        9,580       UBS AG *                                                  397,896
                                                                           ----------
                    TOTAL DIVERSIFIED FINANCIALS                           $1,325,066
                                                                           ----------
                    INSURANCE - 3.7%
                    LIFE & HEALTH INSURANCE - 0.9%
       12,000       Assicurazioni Generali                                 $  175,205
                                                                           ----------
                    MULTI-LINE INSURANCE - 2.8%
        2,100       Muenchener Rueckversicherungs Gesellschaft AG          $  223,007
       26,000       Riunione Adriatica di Sicurta S.p.A.                      301,275
                                                                           ----------
                                                                           $  524,282
                                                                           ----------
                    TOTAL INSURANCE                                        $  699,487
                                                                           ----------
                    REAL ESTATE - 1.1%
                    REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.1%
       70,000       Henderson Land Development                             $  206,426
                                                                           ----------
                    TOTAL REAL ESTATE                                      $  206,426
                                                                           ----------
                    TECHNOLOGY HARDWARE & DEVELOPMENT - 11.7%
                    COMPUTER HARDWARE - 1.3%
        1,000       Samsung Electronics Co.                                $  244,132
                                                                           ----------
                    ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.7%
        5,000       Hoya Corp.                                             $  310,023
        8,000       Siemens AG                                                273,042
       39,000       Toshiba Corp. *                                           119,148
                                                                           ----------
                                                                           $  702,213
                                                                           ----------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                          VALUE
                    SEMICONDUCTORS - 2.3%
       40,000       ARM Holdings Plc *                                    $    77,556
       12,000       Philips Electronics NV                                    174,257
        9,000       STMicroelectronics                                        121,002
       49,500       Taiwan Semiconductor Manufacturing Co. *                   58,344
                                                                          -----------
                                                                          $   431,159
                                                                          -----------
                    TECHNOLOGY HARDWARE & EQUIPMENT - 1.1%
        1,200       Keyence Corp.                                         $   201,437
                                                                          -----------
                    TELECOMMUNICATIONS EQUIPMENT - 3.3%
       47,856       Nokia Oyj                                             $   633,952
                                                                          -----------
                    TOTAL TECHNOLOGY HARDWARE & DEVELOPMENT               $ 2,212,893
                                                                          -----------
                    TELECOMMUNICATION SERVICES - 7.5%
                    INTEGRATED TELECOMMUNICATION SERVICES - 3.7%
       75,000       British Telecom Plc                                   $   191,927
       20,000       Deutsche Telekom AG                                       167,935
           80       Japan Telecom Co. Ltd.                                    199,072
        6,000       KT Corp. (A.D.R.) *                                       133,080
                                                                          -----------
                                                                          $   692,014
                                                                          -----------
                    WIRELESS TELECOMMICATION SERVICES - 3.8%
       29,540       China Mobile Ltd. *                                   $    68,175
          155       NTT Mobile Communications, Inc.                           264,772
      301,000       Vodafone Group Plc                                        384,308
                                                                          -----------
                                                                          $   717,255
                    TOTAL TELECOMMUNICATION SERVICES                      $ 1,409,269
                                                                          -----------
                    UTILITIES - 3.5%
                    ELECTRIC UTILITIES - 3.5%
        9,000       E.On AG                                               $   433,242
       18,000       Union Electrica Fenosa SA                                 231,157
                                                                          -----------
                    TOTAL UTILITIES                                       $   664,399
                                                                          -----------
                    TOTAL COMMON STOCKS
                    (Cost $23,354,315)                                    $18,110,601
                                                                          -----------
                    TOTAL INVESTMENT IN SECURITIES
                    (Cost $23,770,583)                                    $18,429,721
                                                                          -----------

   The accompanying notes are an integral part of these financial statements.

PRINCIPAL
AMOUNT
                    TEMPORARY CASH INVESTMENT - 2.3%
                    SECURITY LENDING COLLATERAL - 2.3%
     $437,005       Security Lending Investment Fund, 1.85%               $   437,005
                                                                          -----------
                    TOTAL TEMPORARY CASH INVESTMENT
                    (Cost $437,005)                                       $   437,005
                                                                          -----------
                    TOTAL INVESTMENT IN SECURITIES AND
                    TEMPORARY CASH INVESTMENT
                    (Cost $24,207,588) (a)(b)(c)(d)                       $18,866,726
                                                                          ===========

*   Non-income producing security.

(a) Distribution of investments by country of issue, as a percentage of total investment in equity securities, is as follows:

      United Kingdom                                                       23%
      Japan                                                                20
      France                                                                9
      Germany                                                               9
      Netherlands                                                           8
      Switzerland                                                           8
      Italy                                                                 7
      Australia                                                             4
      Finland                                                               3
      Spain                                                                 2
      South Korea                                                           2
      Hong Kong                                                             2
      Others (individually less than 1%)                                    3
                                                                          ---
                                                                          100%
                                                                          ===

(b) At September 30, 2002, the net unrealized loss on investments based on cost for federal income tax purposes of $24,207,588 was as follows:

   Aggregate gross unrealized gain for all investments in
      which there is an excess of value over tax cost                $ 542,241

   Aggregate gross unrealized loss for all investments in
      which there is an excess of tax cost over value               (5,883,103)
                                                                    ----------
   Net unrealized loss                                             $(5,340,862)
                                                                   ===========

(c) At March 31, 2002, the Fund had a capital loss carryforward of $985,220 which will expire in 2010 if not utilized.

(d) The Fund elected to defer approximately $689,867 of capital gain losses and $5,270 of foreign currency losses recognized between November 1, 2001 and March 31, 2002 to its fiscal year ending March 31, 2003.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended September 30, 2002, aggregated $3,902,055 and $5,031,769, respectively.

   The accompanying notes are an integral part of these financial statements.

 PIONEER INTERNATIONAL EQUITY FUND

 BALANCE SHEET 9/30/02 (UNAUDITED)

ASSETS:
  Investment in securities, at value (including securities
     loaned of $407,698 and temporary cash investment
     of $437,005) (cost $24,207,588)                                      $18,866,726
  Cash                                                                        995,414
  Foreign currencies, at value (cost $98,827)                                  97,609
  Receivables -
     Investment securities sold                                                67,743
     Fund shares sold                                                          43,501
     Dividends, interest and foreign taxes withheld                            68,249
  Other                                                                        12,390
                                                                          -----------
       Total assets                                                       $20,151,632
                                                                          -----------
LIABILITIES:
  Payables -
     Fund shares repurchased                                              $     8,413
     Upon return of securities loaned                                         437,005
  Due to affiliates                                                            35,944
  Accrued expenses                                                             88,018
                                                                          -----------
       Total liabilities                                                  $   569,380
                                                                          -----------
NET ASSETS:
  Paid-in capital                                                         $29,077,479
  Accumulated net investment income                                            28,814
  Accumulated net realized loss on investments and foreign currency
     transactions                                                          (4,185,488)
  Net unrealized loss on investments                                       (5,340,862)
  Net unrealized gain on forward foreign currency contracts and other
     assets and liabilities denominated in foreign currencies                   2,309
                                                                          -----------
       Total net assets                                                   $19,582,252
                                                                          ===========
NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
  Class A (based on $12,099,516/1,010,836 shares)                         $     11.97
                                                                          ===========
  Class B (based on $6,131,657/540,247 shares)                            $     11.35
                                                                          ===========
  Class C (based on $1,351,079/120,028 shares)                            $     11.26
                                                                          ===========
MAXIMUM OFFERING PRICE:
  Class A (11.97 DIVIDED BY 94.25%)                                       $     12.70
                                                                          ===========
  Class C (11.26 DIVIDED BY 99.00%)                                       $     11.37
                                                                          ===========

   The accompanying notes are an integral part of these financial statements.

PIONEER INTERNATIONAL EQUITY FUND

STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE SIX MONTHS ENDED 9/30/02

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $40,046)    $   278,563
                                                           -----------
   Interest                                                      4,711
   Income from securities loaned, net                            9,420
                                                           -----------
         Total investment income                                           $   292,694
                                                                           -----------
EXPENSES:
   Management fees                                         $   123,036
   Transfer agent fees
      Class A                                                   51,859
      Class B                                                   30,134
      Class C                                                   10,300
   Distribution fees
      Class A                                                   19,284
      Class B                                                   39,406
      Class C                                                    7,733
   Administrative fees                                          18,801
   Custodian fees                                               17,632
   Registration fees                                            30,480
   Professional fees                                            24,954
   Printing                                                     31,213
   Fees and expenses of nonaffiliated trustees                   5,489
   Miscellaneous                                                 2,828
                                                           -----------
      Total expenses                                                       $   413,149
      Less management fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                               (152,917)
      Less fees paid indirectly                                                 (1,622)
                                                                           -----------
      Net expenses                                                         $   258,610
                                                                           -----------
         Net investment income                                             $    34,084
                                                                           -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) from:
      Investments                                          $(2,497,197)
      Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies     (13,204)   $(2,510,401)
                                                           -----------    -----------
   Change in net unrealized gain (loss) from:
      Investments                                          $(4,101,485)
      Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies       4,057    $(4,097,428)
                                                           -----------    -----------
      Net loss on investments and foreign currency
         transactions                                                     $(6,607,829)
                                                                          -----------
      Net decrease in net assets resulting from operations                $(6,573,745)
                                                                          ===========

   The accompanying notes are an integral part of these financial statements.

PIONEER INTERNATIONAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED 9/30/02 AND THE YEAR ENDED 3/31/02

                                                                 SIX MONTHS
                                                                    ENDED
                                                                   9/30/02       YEAR ENDED
FROM OPERATIONS:                                                 (UNAUDITED)      3/31/02
  Net investment gain (loss)                                    $     34,084    $   (213,934)
  Net realized loss on investments and foreign
   currency transactions                                          (2,510,401)     (1,672,907)
  Change in net unrealized gain (loss) on investments
   and foreign currency transactions                              (4,097,428)        270,394
                                                                ------------    ------------
     Net decrease in net assets resulting from operations       $ (6,573,745)   $ (1,616,447)
                                                                ------------    ------------
DISTRIBUTIONS TO SHAREOWNERS:
  Net realized gain
   Class A ($0.00 and $0.03 per share, respectively)                   $   -    $    (34,392)
   Class B ($0.00 and $0.03 per share, respectively)                       -         (20,300)
   Class C ($0.00 and $0.03 per share, respectively)                       -          (3,393)
                                                                ------------    ------------
     Total distributions to shareowners                                $   -    $    (58,085)
                                                                ------------    ------------
FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                              $  7,151,671    $  9,265,732
  Reinvestment of distributions                                            -          54,359
  Cost of shares repurchased                                      (7,996,431)    (15,597,464)
                                                                ------------    ------------
   Net decrease in net assets resulting from
     fund share transactions                                    $   (844,760)   $ (6,277,373)
                                                                ------------    ------------
   Net decrease in net assets                                   $ (7,418,505)   $ (7,951,905)
NET ASSETS:
  Beginning of period                                             27,000,757      34,952,662
                                                                ------------    ------------
  End of period (including accumulated net investment
   income (loss) of $28,814 and ($5,270), respectively)         $ 19,582,252    $ 27,000,757
                                                                ============    ============
                                   9/02 SHARES   9/02 AMOUNT
CLASS A                            (UNAUDITED)   (UNAUDITED)       '02 SHARES    '02 AMOUNT
Shares sold                          354,309    $  5,058,993         430,284    $  6,866,012
Reinvestment of distributions              -               -           2,098          33,160
Less shares repurchased             (375,845)     (5,411,366)       (630,847)    (10,184,371)
                                ------------    ------------    ------------    ------------
   Net decrease                      (21,536)   $   (352,373)       (198,465)   $ (3,285,199)
                                ============    ============    ============    ============
CLASS B
Shares sold                           48,160    $    675,988          97,891    $  1,506,309
Reinvestment of distributions              -               -           1,202          18,173
Less shares repurchased             (100,069)     (1,407,342)       (270,645)     (4,229,898)
                                ------------    ------------    ------------    ------------
   Net decrease                      (51,909)   $   (731,354)       (171,552)   $ (2,705,416)
                                ============    ============    ============    ============
CLASS C
Shares sold                          106,627    $  1,416,690          59,638    $    893,411
Reinvestment of distributions              -               -             201           3,026
Less shares repurchased              (89,454)     (1,177,723)        (76,043)     (1,183,195)
                                ------------    ------------    ------------    ------------
   Net increase (decrease)            17,173    $    238,967         (16,204)   $   (286,758)
                                ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

PIONEER INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS

                                                                  SIX MONTHS
                                                                     ENDED
                                                                    9/30/02         YEAR ENDED     YEAR ENDED
                                                                  (UNAUDITED)         3/31/02        3/31/01
CLASS A
Net asset value, beginning of period                               $    15.94       $    16.81     $    27.50
                                                                   ----------       ----------     ----------
Increase (decrease) from investment operations:
   Net investment income (loss)                                    $     0.05       $    (0.06)    $    (0.16)
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                                  (4.02)           (0.78)         (9.25)
                                                                   ----------       ----------     ----------
       Net increase (decrease) from investment operations          $    (3.97)      $    (0.84)    $    (9.41)
Distributions to shareowners:
   Net investment income                                                    -                -              -
   Net realized gain                                                        -            (0.03)         (1.28)
                                                                   ----------       ----------     ----------
Net increase (decrease) in net asset value                         $    (3.97)      $    (0.87)    $   (10.69)
                                                                   ----------       ----------     ----------
Net asset value, end of period                                     $    11.97       $    15.94     $    16.81
                                                                   ==========       ==========     ==========
Total return*                                                          (24.91)%          (4.98)%       (34.95)%
Ratio of net expenses to average net assets +                            1.77%**          1.75%          1.77%
Ratio of net investment income (loss) to average net assets +            0.61%**         (0.35)%        (0.75)%
Portfolio turnover rate                                                    33%**            77%            50%
Net assets, end of period (in thousands)                           $   12,100       $   16,455     $   20,689
Ratios assuming no waiver of management fees and assumption
   of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                          3.01%**          2.68%          2.12%
   Net investment loss                                                  (0.63)%**        (1.28)%        (1.10)%
Ratios assuming waiver of management fees and assumption
   of expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                          1.75%**          1.75%          1.75%
   Net investment income (loss)                                          0.63%**         (0.35)%        (0.73)%

                                                                   YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                     3/31/00        3/31/99        3/31/98
CLASS A
Net asset value, beginning of period                               $    18.55     $    20.03     $    16.67
                                                                   ----------     ----------     ----------
Increase (decrease) from investment operations:
   Net investment income (loss)                                    $    (0.06)    $     0.01     $    (0.01)
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                                   9.09          (1.48)          3.54
                                                                   ----------     ----------     ----------
       Net increase (decrease) from investment operations          $     9.03     $    (1.47)    $     3.53
Distributions to shareowners:
   Net investment income                                                (0.08)             -              -
   Net realized gain                                                        -          (0.01)         (0.17)
                                                                   ----------     ----------     ----------
Net increase (decrease) in net asset value                         $     8.95     $    (1.48)    $     3.36
                                                                   ----------     ----------     ----------
Net asset value, end of period                                     $    27.50     $    18.55     $    20.03
                                                                   ==========     ==========     ==========
Total return*                                                           48.70%         (7.32)%        21.36%
Ratio of net expenses to average net assets +                            1.76%          1.76%          1.79%
Ratio of net investment income (loss) to average net assets +           (0.23)%         0.00%         (0.07)%
Portfolio turnover rate                                                    59%            72%            39%
Net assets, end of period (in thousands)                           $   41,276     $   24,304     $   32,088
Ratios assuming no waiver of management fees and assumption
   of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                          2.10%          2.15%          2.59%
   Net investment loss                                                  (0.57)%        (0.39)%        (0.87)%
Ratios assuming waiver of management fees and assumption
   of expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                          1.75%          1.75%          1.75%
   Net investment income (loss)                                         (0.22)%         0.01%         (0.03)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

** Annualized.

+  Ratios assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

                                                                   SIX MONTHS
                                                                      ENDED
                                                                     9/30/02        YEAR ENDED     YEAR ENDED
                                                                   (UNAUDITED)        3/31/02        3/31/01
CLASS B
Net asset value, beginning of period                               $    15.19       $    16.16     $    26.71
                                                                   ----------       ----------     ----------
Increase (decrease) from investment operations:
   Net investment loss                                             $    (0.01)      $    (0.21)    $    (0.42)
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                                  (3.83)           (0.73)         (8.85)
                                                                   ----------       ----------     ----------
       Net increase (decrease) from investment operations          $    (3.84)      $    (0.94)    $    (9.27)
Distributions to shareowners:
   Net realized gain                                                        -            (0.03)         (1.28)
                                                                   ----------       ----------     ----------
Net increase (decrease) in net asset value                         $    (3.84)      $    (0.97)    $   (10.55)
                                                                   ----------       ----------     ----------
Net asset value, end of period                                     $    11.35       $    15.19     $    16.16
                                                                   ==========       ==========     ==========
Total return*                                                          (25.28)%          (5.80)%       (35.48)%
Ratio of net expenses to average net assets +                            2.59%**          2.62%          2.55%
Ratio of net investment loss to average net assets +                    (0.20)%**        (1.22)%        (1.54)%
Portfolio turnover rate                                                    33%**            77%            50%
Net assets, end of period (in thousands)                           $    6,132       $    8,992     $   12,342
Ratios assuming no waiver of management fees and assumption
   of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                          3.84%**          3.54%          2.90%
   Net investment loss                                                  (1.45)%**        (2.14)%        (1.89)%
Ratios assuming waiver of management fees and assumption
   of expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                          2.59%**          2.62%          2.53%
   Net investment loss                                                  (0.20)%**        (1.22)%        (1.52)%

                                                                   YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                     3/31/00        3/31/99        3/31/98
CLASS B
Net asset value, beginning of period                               $    18.11     $    19.75     $    16.59
                                                                   ----------     ----------     ----------
Increase (decrease) from investment operations:
   Net investment loss                                             $    (0.15)    $    (0.11)    $    (0.14)
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                                   8.75          (1.52)          3.47
                                                                   ----------     ----------     ----------
       Net increase (decrease) from investment operations          $     8.60     $    (1.63)    $     3.33
Distributions to shareowners:
   Net realized gain                                                        -          (0.01)         (0.17)
                                                                   ----------     ----------     ----------
Net increase (decrease) in net asset value                         $     8.60     $    (1.64)    $     3.16
                                                                   ----------     ----------     ----------
Net asset value, end of period                                     $    26.71     $    18.11     $    19.75
                                                                   ==========     ==========     ==========
Total return*                                                           47.49%         (8.23)%        20.25%
Ratio of net expenses to average net assets +                            2.57%          2.42%          2.68%
Ratio of net investment loss to average net assets +                    (1.08)%        (0.69)%        (0.97)%
Portfolio turnover rate                                                    59%            72%            39%
Net assets, end of period (in thousands)                           $   24,499     $   12,012     $   11,112
Ratios assuming no waiver of management fees and assumption
   of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                          2.91%          2.97%          3.48%
   Net investment loss                                                  (1.42)%        (1.24)%        (1.77)%
Ratios assuming waiver of management fees and assumption
   of expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                          2.56%          2.41%          2.64%
   Net investment loss                                                  (1.07)%        (0.68)%        (0.93)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

** Annualized.

+  Ratios assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

                                                                  SIX MONTHS
                                                                     ENDED
                                                                    9/30/02         YEAR ENDED     YEAR ENDED
                                                                  (UNAUDITED)         3/31/02        3/31/01
CLASS C
Net asset value, beginning of period                               $    15.10       $    16.14     $    26.69
                                                                   ----------       ----------     ----------
Increase (decrease) from investment operations:
   Net investment loss                                             $    (0.05)      $    (0.24)    $    (0.39)
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                                  (3.79)           (0.77)         (8.88)
                                                                   ----------       ----------     ----------
       Net increase (decrease) from investment operations          $    (3.84)      $    (1.01)    $    (9.27)
Distributions to shareowners:
   Net realized gain                                                        -            (0.03)         (1.28)
                                                                   ----------       ----------     ----------
Net increase (decrease) in net asset value                         $    (3.84)      $    (1.04)    $   (10.55)
                                                                   ----------       ----------     ----------
Net asset value, end of period                                     $    11.26       $    15.10     $    16.14
                                                                   ==========       ==========     ==========
Total return*                                                          (25.43)%          (6.24)%       (35.50)%
Ratio of net expenses to average net assets +                            3.16%**          2.92%          2.62%
Ratio of net investment loss to average net assets +                    (0.83)%**        (1.53)%        (1.61)%
Portfolio turnover rate                                                    33%**            77%            50%
Net assets, end of period (in thousands)                           $    1,351       $    1,553     $    1,921
Ratios assuming no waiver of management fees and assumption
   of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                          4.41%**          3.86%          2.97%
   Net investment loss                                                  (2.08)%**        (2.47)%        (1.96)%
Ratios assuming waiver of management fees and assumption
   of expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                          3.15%**          2.91%          2.60%
   Net investment loss                                                  (0.82)%**        (1.52)%        (1.59)%

                                                                   YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                     3/31/00        3/31/99        3/31/98
CLASS C
Net asset value, beginning of period                               $    18.13     $    19.77     $    16.62
                                                                   ----------     ----------     ----------
Increase (decrease) from investment operations:
   Net investment loss                                             $    (0.22)    $    (0.04)    $    (0.11)
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                                   8.78          (1.59)          3.43
                                                                   ----------     ----------     ----------
       Net increase (decrease) from investment operations          $     8.56     $    (1.63)    $     3.32
Distributions to shareowners:
   Net realized gain                                                        -          (0.01)         (0.17)
                                                                   ----------     ----------     ----------
Net increase (decrease) in net asset value                         $     8.56     $    (1.64)    $     3.15
                                                                   ----------     ----------     ----------
Net asset value, end of period                                     $    26.69     $    18.13     $    19.77
                                                                   ==========     ==========     ==========
Total return*                                                           47.21%         (8.22)%        20.16%
Ratio of net expenses to average net assets +                            2.79%          2.37%          2.73%
Ratio of net investment loss to average net assets +                    (1.29)%        (0.65)%        (1.11)%
Portfolio turnover rate                                                    59%            72%            39%
Net assets, end of period (in thousands)                           $    3,491     $    1,865     $    1,264
Ratios assuming no waiver of management fees and assumption
   of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                          3.13%          2.89%          3.53%
   Net investment loss                                                  (1.63)%        (1.17)%        (1.91)%
Ratios assuming waiver of management fees and assumption
   of expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                          2.77%          2.35%          2.67%
   Net investment loss                                                  (1.27)%        (0.63)%        (1.05)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

** Annualized.

+  Ratios assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

PIONEER INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS 9/30/02 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer International Equity Fund (the Fund), formerly Pioneer World Equity Fund, is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION

   Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

   The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts. In addition, delays are common in registering transfers of securities in countries such as India, and the Fund may be unable to sell portfolio securities until the registration process is completed.

B. FOREIGN CURRENCY TRANSLATION

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. FORWARD FOREIGN CURRENCY CONTRACTS

   The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. As of September 30, 2002 the Fund had no outstanding settlement or portfolio hedges.

D. FEDERAL INCOME TAXES

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the repatriation of certain foreign currencies and/or net realized capital gains in certain countries. During the six months ended September 30, 2002, the Fund paid no such taxes.

   In determining daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for capital gains taxes, if any, is based on the net unrealized appreciation of certain portfolio securities, the holding periods of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of September 30, 2002, the Fund had no reserve for capital gains taxes. The estimated reserve for repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding period of such investments and the related tax rates and other such factors. As of September 30, 2002, the Fund had no reserve related to taxes on the repatriation of foreign currencies. Effective May 2, 2001, the Malaysian government eliminated its tax on the repatriation of foreign currencies.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

E. FUND SHARES

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $10,190 in underwriting commissions on the sale of Fund shares during the six months ended September 30, 2002.

F. CLASS ALLOCATIONS

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

G. REPURCHASE AGREEMENTS

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H. SECURITY LENDING

   The Fund loans securities in its portfolio to certain broker-dealers, or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and collateral at period end are disclosed on the balance sheet. The Fund invests cash collateral in the Securities Lending

   Investment Fund, which is managed by Brown Brothers Harriman & Co., the Fund's custodian.

2. MANAGEMENT AGREEMENT

PIM manages the Fund's portfolio and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% of the excess over $500 million.

PIM has agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 1.75% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At September 30, 2002, $3,048 was payable to PIM related to management fees, administrative fees and certain other services.

3. TRANSFER AGENT

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $22,128 in transfer agent fees payable to PIMSS at September 30, 2002.

4. DISTRIBUTION PLANS

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $10,768 in distribution fees payable to PFD at September 30, 2002.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC's are paid to PFD. For the six months ended September 30, 2002, CDSCs in the amount of $2,825 were paid to PFD.

5. EXPENSE OFFSETS

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended September 30, 2002, the Fund's expenses were reduced by $1,622 under such arrangements.

6. LINE OF CREDIT FACILITY

The Fund, along with certain other Funds in the Pioneer Family of Funds (the "Funds"), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended September 30, 2002, the Fund had no borrowings under this agreement.

7. CHANGE IN INDEPENDENT AUDITORS

On April 1, 2002, Arthur Andersen LLP resigned as independent auditors of the Fund. The reports of Arthur Andersen LLP on the financial statements and financial highlights of the Fund for the past fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the most recent fiscal year through April 1, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such year. The Fund, with the approval of its Board of Trustees and Audit Committee, engaged Ernst & Young LLP as independent auditors as of May 4, 2002.

PIONEER INTERNATIONAL EQUITY FUND

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

TRUSTEES                           OFFICERS

John F. Cogan, Jr., Chairman       John F. Cogan, Jr., President
Mary K. Bush                       Daniel T. Geraci, Executive Vice President
Richard H. Egdahl, M.D.            Vincent Nave, Treasurer
Daniel T. Geraci                   Joseph P. Barri, Secretary
Margaret B.W. Graham
Marguerite A. Piret
Stephen K. West
John Winthrop




INVESTMENT ADVISER
Pioneer Investment Management, Inc.


CUSTODIAN
Brown Brothers Harriman & Co.


PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.


LEGAL COUNSEL
Hale and Dorr LLP


SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.


INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)
TRADITIONAL IRA*
For anyone under age 701/2 earning income. Individuals can contribute up to $3,000 annually. Earnings are tax-deferred, and contributions may be tax-deductible.

ROTH IRA*
Available to single individuals earning less than $110,000 in income annually, and married couples with joint income less than $160,000. Contributions of up to $3,000 a year are not tax-deductible, but all earnings are tax-free for qualified withdrawals. Distributions are tax and penalty-free if certain conditions are met.


EMPLOYER-SPONSORED PLANS
UNI-K PLAN*
A 401(k) plan designed specifically for any business that employs only owners and their spouses. Participants can make salary deferral contributions up to $11,000 per year. In addition, each year the business may contribute up to 25% of pay.

401(K) PLAN*
Allows employees to make pre-tax contributions through payroll deduction, up to $11,000 per year. Employers' contributions are discretionary. The 401(k) offers companies maximum flexibility.

SIMPLE IRA PLAN*
The Savings Incentive Match PLan for Employees (SIMPLE) is designed for employers with 100 or fewer eligible employees. Employees can decide whether to contribute. Employers must contribute.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

403(b) PLAN*
Also known as a Tax-Sheltered Account (TSA), this plan lets employees of public schools, non-profit hospitals and other tax-exempt organizations make pre-tax contributions through payroll deduction.

SEP-IRA
The Simplified Employee Pension (SEP) plan lets self-employed people and small-business owners make tax-deductible contributions of up to 25% of income, while maintaining complete contribution flexibility each year.

PROFIT SHARING PLAN
Companies can decide each year whether - and how much - to contribute to participants, up to 25% of each participant's pay. Can include vesting schedules that are not available with a SEP-IRA.

AGE-BASED PROFIT SHARING PLAN
Employer contributions are flexible, but are based on a formula using age and salary. Each year, a business can contribute up to 25% of the total eligible payroll.

MONEY PURCHASE PENSION PLAN (MPP)
Allows employer contributions, up to 25% of pay annually. Companies must contribute a fixed percentage of pay each year.

DEFINED BENEFIT PENSION PLAN
Requires a business to contribute enough each year to fund a specific future benefit. Most beneficial to older employees who need to accumulate assets rapidly.

* SPECIAL CATCH-UP PROVISIONS ARE AVAILABLE TO INDIVIDUALS AGE 50 AND OLDER TO CONTRIBUTE ADDITIONAL AMOUNTS TO THEIR RETIREMENT ACCOUNTS. FOR MORE INFORMATION, CALL OUR RETIREMENT PLANS INFORMATION LINE AT 1-800-622-0176.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

CALL US FOR:
ACCOUNT INFORMATION, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FACTFONE(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

RETIREMENT PLANS INFORMATION                                      1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                      1-800-225-1997

WRITE TO US:

PIMSS
P.O. Box 55014
Boston, Massachusetts 02205-5014

OUR TOLL-FREE FAX                                                 1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

VISIT OUR WEB SITE:                                         www.pioneerfunds.com

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS. FOR INFORMATION ON OTHER PIONEER MUTUAL FUNDS, INCLUDING CHARGES AND EXPENSES, CALL 800-225-6292 AND REQUEST A PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE INVESTMENT OR SENDING MONEY.

[PIONER INVESTMENTS(R) LOGO]

PIONEER INVESTMENT MANAGEMENT, INC.                                12372-00-1102
60 STATE STREET                         (C) 2002 PIONEER FUNDS DISTRIBUTOR, INC.
BOSTON, MASSACHUSETTS 02109     UNDERWRITER OF PIONEER MUTUAL FUNDS, MEMBER SIPC
www.pioneerfunds.com                          [GRAPHIC]PRINTED ON RECYCLED PAPER